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                                                                    EXHIBIT 10.1


                                                                  CONFORMED COPY



                      AMENDMENT NO. 1 TO CREDIT AGREEMENTS


      AMENDMENT dated as of July 13, 2001 to the 364-Day Credit Agreement (the "364-DAY CREDIT AGREEMENT") and the Five-Year Credit Agreement (the "FIVE-YEAR CREDIT AGREEMENT"), each dated as of July 14, 2000 (each, a "CREDIT AGREEMENT", and, collectively, the "Credit Agreements"), among RPM, INC. (the "COMPANY"), the LENDERS party thereto (the "LENDERS") and THE CHASE MANHATTAN BANK, as Administrative Agent (the "ADMINISTRATIVE AGENT").

                              W I T N E S S E T H :

      WHEREAS, the parties hereto desire to amend the Credit Agreements to increase pricing, modify the definition of EBITDA and provide for receivables securitizations and specified commitment reductions;

      NOW, THEREFORE, the parties hereto agree as follows:

      SECTION 1. Defined Terms; References. Unless otherwise specifically defined herein, each term used herein with respect to a Credit Agreement which is defined in such Credit Agreement has the meaning assigned to such term in such Credit Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in such Credit Agreement shall, after this Amendment becomes effective, refer to such Credit Agreement as amended hereby.

      SECTION 2. Section 1.01. (a) The definition of "EBITDA" in Section 1.01 of each of the Credit Agreements is amended to insert after the words "extraordinary items," the words "non-recurring gains or losses in connection with asset dispositions,", and the definition of "Subsidiary" in Section 1.01 of each of the Credit Agreements is amended and restated to read as follows:

      "SUBSIDIARY" shall mean, with respect to any Person (the "parent") at any date, (a) any corporation, limited liability company, partnership or other entity the accounts of which would be consolidated with those of the parent in the parent's consolidated financial statements if such financial statements were prepared in accordance with GAAP as of such date and (b) any other corporation, limited liability company, partnership or other entity of which ownership interests representing at least a majority of the ordinary voting power or, in the case of partnership, at least a majority of the general partnership interests, are, as of such

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date, directly or indirectly owned, controlled or held by the parent and/or one or more of its Subsidiaries.

      (b) The following new definitions are added in appropriate alphabetical order in Section 1.01 of each of the Credit Agreements:

      "RECEIVABLES" shall mean all accounts receivable of the Company or any of its Subsidiaries (including any thereof constituting or evidenced by accounts, chattel paper, instruments or general intangibles), and rights (contractual and other) and collateral related thereto and all proceeds thereof .

      "RECEIVABLES SUBSIDIARY" shall mean any special purpose, bankruptcy-remote Subsidiary of the Company that acquires, on a revolving or evergreen basis, Receivables generated by the Company or any of its Subsidiaries and that engages in no operations or activities other than those related to receivables securitizations.

      (c) The following new definitions are added in appropriate alphabetical order in Section 1.01 of the 364-Day Credit Agreement:

      "APPLICABLE MARGIN" shall mean, with respect to any Eurodollar Committed Loan, the rate per annum determined in accordance with the Pricing Schedule.

      "NET PROCEEDS" means, with respect to any event, (a) the cash proceeds received in respect of such event, including any cash received in respect of any non-cash proceeds, but only as and when received, in each case net of (b) the sum of (i) all reasonable fees and out-of-pocket expenses paid by the Company and its Subsidiaries to third parties (other than Affiliates) in connection with such event, (ii) in the case of a sale, transfer or other disposition of an asset, the amount of all payments required to be made by the Company and its Subsidiaries as a result of such event to repay Indebtedness (other than Loans) secured by such asset or otherwise subject to mandatory prepayment as a result of such event, and (iii) the amount of all taxes paid (or reasonably estimated to be payable) by the Company and its Subsidiaries, and the amount of any reserves established by the Company and Subsidiaries to fund contingent liabilities reasonably estimated to be payable, in each case during the year that such event occurred or the next succeeding year and that are directly attributable to such event (as determined reasonably and in good faith by the chief financial officer of the Company).

      "PRICING SCHEDULE" shall mean the Pricing Schedule attached hereto.

      "REDUCTION EVENT" shall mean:

            (i) any receivables securitization, and


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            (ii) any sale, transfer or other disposition (including pursuant to a sale and leaseback transaction) of any property of the Company or any Subsidiary not included in clause (a) above, if the Net Proceeds thereof equal or exceed $75,000,000.

      SECTION 3. Section 2.03. Section 2.03(a) of the 364-Day Credit Agreement is amended by replacing the words "rate of 0.125% per annum" with the words "facility fee rate per annum determined in accordance with the Pricing Schedule". Section 2.03(b) of each of the Credit Agreements is amended by replacing the words "rate of 0.125% per annum" with the words "utilization fee rate per annum determined in accordance with the Pricing Schedule".

      SECTION 4. Section 3.02. Section 3.02(b) of the 364-Day Credit Agreement is amended by replacing in the second sentence thereof the words "this subsection (b)" with the words "the preceding sentence" and by adding the following sentence at the end thereof:

      In addition, on or before the second Business Day after any day when Net Proceeds are received by or on behalf of the Company or any of its Subsidiaries in respect of a Reduction Event, the Company shall prepay Term Loans (together with accrued interest on the principal amount prepaid) in an aggregate principal amount equal to 75% of such Net Proceeds.

      SECTION 5. Section 4.02. Section 4.02(b) of the 364-Day Credit Agreement is amended by replacing the percentage "0.625%" with the words "the Applicable Margin".

      SECTION 6. Section 9.11. Section 9.11 of each of the Credit Agreements is amended by deleting the word "and" at the end of clause (v), replacing the period at the end of clause (vi) with the expression "; and", and adding the following clause (vii) at the end thereof:

      (vii) Liens incurred pursuant to receivables securitizations constituting Reduction Events and related assignments and sales of any income or revenues (including Receivables), including Liens on the assets of any Receivables Subsidiary created pursuant to any receivables securitization constituting a Reduction Event and Liens granted by the Company and its other Subsidiaries on Receivables in connection with the transfer thereof, or to secure obligations owing by them, in respect of any such receivables securitization; provided that
(x) the amounts received by the Company and its other Subsidiaries from such Receivables Subsidiary in connection with the sale or other transfer of such Receivables would not under GAAP be accounted for as liabilities on a consolidated balance sheet of the Company, and (y) the aggregate principal amount of the investments and claims held at any time by all purchasers, assignees


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or other transferees of (or of interests in) Receivables from any Receivables
Subsidiary, and other rights to payment held by such Persons, in all receivables securitizations shall not exceed $125,000,000.

      SECTION 7. Section 9.12. Section 9.12 of each of the Credit Agreements is amended by replacing the words "and (vii)" with the words "(vii) Investments comprised of capital contributions, loans or deferred purchase price (whether in the form of cash, a note or other assets) to any Receivables Subsidiary or of residual interests in any trust formed to facilitate any related receivables securitization; and (viii)".

      SECTION 8. Pricing Schedule. The 364-Day Credit Agreement is amended by inserting the Pricing Schedule attached as Annex A hereto immediately before
Schedule I to the 364-Day Credit Agreement. The Five-Year Credit Agreement is amended by replacing the Pricing Schedule thereto with the Pricing Schedule attached as Annex B hereto.

      SECTION 9. Representations of Borrower. The Company represents and warrants that (i) the representations and warranties of the Company set forth in
Article 8 of each of the Credit Agreements will be true and correct on and as of the Amendment Effective Date (as defined below) to the same extent as they would be required to be under Section 7.02(b) of such Credit Agreement on the occasion of any borrowing and (ii) no Default (as defined in each such Credit Agreement) will have occurred and be continuing on such date.

      SECTION 10. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

      SECTION 11. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

      SECTION 12. Effectiveness. This Amendment shall become effective as of the date hereof on the date (the "Amendment Effective Date") when the Administrative Agent shall have received from each of the Company and the Majority Lenders (as defined in each of the Credit Agreements) a counterpart hereof signed by such party or facsimile or other written confirmation (in form satisfactory to the Administrative Agent) that such party has signed a counterpart hereof.


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      IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.


                                      RPM, INC.


                                      By: /s/ Keith R. Smiley
                                          --------------------------------------
                                          Name: Keith R. Smiley
                                          Title: Vice President-Treasurer


                                      THE CHASE MANHATTAN BANK


                                      By: /s/ Stacey Haimes
                                          --------------------------------------
                                          Name: Stacey Haimes
                                          Title: Vice President


                                      KEYBANK NATIONAL ASSOCIATION


                                      By: /s/ Marianne T. Meil
                                          --------------------------------------
                                          Name: Marianne T. Meil
                                          Title: Vice President


                                      NATIONAL CITY BANK


                                      By: /s/ James C. Ritchie
                                          --------------------------------------
                                          Name: James C. Ritchie
                                          Title: Assistant Vice President


                                      BANK OF AMERICA, N.A.


                                      By: /s/ Richard G. Parkhurst, Jr.
                                          --------------------------------------
                                          Name: Richard G. Parkhurst, Jr.
                                          Title: Managing Director


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                                      BANK ONE, MICHIGAN


                                      By: /s/ Paul R. DeMelo
                                          --------------------------------------
                                          Name: Paul R. DeMelo
                                          Title: Managing Director


                                      WACHOVIA BANK, N.A.


                                      By: /s/ Robert Wilson
                                          --------------------------------------
                                          Name: Robert Wilson
                                          Title: Vice President


                                      FIRST UNION NATIONAL BANK


                                      By: /s/ Robert Brown
                                          --------------------------------------
                                          Name: Robert Brown
                                          Title: Vice President


                                      MELLON BANK, N.A.


                                      By: /s/ Dawn M. Enovitch
                                          --------------------------------------
                                          Name: Dawn M. Enovitch
                                          Title: Assistant Vice President


                                      FIFTH THIRD BANK, NORTHEASTERN
                                        OHIO


                                      By: /s/ Roy C. Lanctot
                                          --------------------------------------
                                          Name: Roy C. Lanctot
                                          Title: Vice President


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                                      THE INDUSTRIAL BANK OF JAPAN,
                                      LIMITED


                                      By:
                                         ---------------------------------------
                                         Name:
                                         Title:


                                      SUNTRUST BANK


                                      By:
                                         ---------------------------------------
                                         Name:
                                         Title:


                                      FIRSTAR BANK, N.A.


                                      By: /s/ Christine C. Gencer
                                          --------------------------------------
                                          Name: Christine C. Gencer
                                          Title: Vice President


                                      THE BANK OF NEW YORK


                                      By: /s/ Kenneth R. McDonnell
                                          --------------------------------------
                                          Name: Kenneth R. McDonnell
                                          Title: Assistant Vice President


                                      THE FUJI BANK, LIMITED


                                      By:
                                         ---------------------------------------
                                         Name:
                                         Title:



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                                      KBC BANK, N.V.


                                      By: /s/ Jean-Pierre Diels
                                          --------------------------------------
                                          Name: Jean-Pierre Diels
                                          Title: First Vice President



                                      By: /s/ William Cavanaugh
                                          --------------------------------------
                                          Name: William Cavanaugh
                                          Title: Vice President



                                      THE SANWA BANK, LIMITED


                                      By:
                                         ---------------------------------------
                                         Name:
                                         Title:


                                      FIRST COMMERCIAL BANK


                                      By:
                                         ---------------------------------------
                                         Name:
                                         Title:



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                                                                         ANNEX A



                                                        PRICING SCHEDULE FOR
                                                        364-DAY CREDIT AGREEMENT



      The Applicable Margin, facility fee rate and utilization fee rate for any day are the respective percentages set forth below in the applicable row under the column corresponding to the Status that exists on such day:

          ======================================================================
                                              Level         Level        Level
                   Status                       I            II           III
          ======================================================================
             Eurodollar  Loans               .625%          .85%         1.00%

          ----------------------------------------------------------------------
             Facility Fee Rate               .125%          .15%          .25%

          ----------------------------------------------------------------------
             Utilization Fee Rate             .25%          .25%          .25%
          ======================================================================


      For purposes of this Schedule, the following terms have the following meanings:

      "Applicable Indebtedness" means senior unsecured long-term debt of the Company.

      "Level I Status" exists at any date if, at such date, the Applicable Indebtedness is rated BBB or higher by S&P and Baa2 or higher by Moody's.

      "Level II Status" exists at any date if, at such date, (i) the Applicable Indebtedness is rated BBB- or higher by S&P and Baa3 or higher by Moody's and
(ii) Level I Status does not exist.

      "Level III Status" exists at any date if, at such date, no other Status exists.

      "Moody's" means Moody's Investors Service, Inc.

      "S&P" means Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc.

      "Status" refers to the determination of which of Level I Status, Level II Status or Level III Status exists at any date.


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      The credit ratings to be utilized for purposes of this Schedule are those assigned to senior unsecured long-term debt securities without third-party credit enhancement, and any rating assigned to any other debt security shall be disregarded. The rating in effect at any date is that in effect at the close of business on such date.



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                                                                         ANNEX B

                                                      PRICING SCHEDULE FOR
                                                      FIVE-YEAR CREDIT AGREEMENT



      The Applicable Margin, facility fee rate and utilization fee rate for any day are the respective percentages set forth below in the applicable row under the column corresponding to the Status that exists on such day:

================================================================================
                             Level      Level      Level     Level     Level
        Status                 I         II         III       IV         V
================================================================================
  Eurodollar  Loans           .40%      .50%        .60%     .825%     .875%

--------------------------------------------------------------------------------
  Facility Fee Rate           .10%      .125%       .15%     .175%     .375%

--------------------------------------------------------------------------------
  Utilization Fee Rate        .125%     .125%       .25%     .25%      .25%

================================================================================


      For purposes of this Schedule, the following terms have the following meanings:

      "Applicable Indebtedness" means senior unsecured long-term debt of the Company.

      "Level I Status" exists at any date if, at such date, the Applicable Indebtedness is rated A- or higher by S&P and A3 or higher by Moody's.

      "Level II Status" exists at any date if, at such date, (i) the Applicable Indebtedness is rated BBB+ or higher by S&P and Baa1 or higher by Moody's and
(ii) Level I Status does not exist.

      "Level III Status" exists at any date if, at such date, (i) the Applicable Indebtedness is rated BBB or higher by S&P and Baa2 or higher by Moody's and
(ii) neither Level I Status nor Level II Status exists.

      "Level IV Status" exists at any date if, at such date, (i) the Applicable Indebtedness is rated BBB- or higher by S&P and Baa3 or higher by Moody's and
(ii) none of Level I Status, Level II Status or Level III Status exists.

      "Level V Status" exists at any date if, at such date, no other Status exists.

      "Moody's" means Moody's Investors Service, Inc.



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      "S&P" means Standard & Poor's Ratings Services, a division of The
McGraw-Hill Companies, Inc.

      "Status" refers to the determination of which of Level I Status, Level II Status, Level III Status, Level IV Status or Level V Status exists at any date.

      The credit ratings to be utilized for purposes of this Schedule are those assigned to senior unsecured long-term debt securities without third-party credit enhancement, and any rating assigned to any other debt security shall be disregarded. The rating in effect at any date is that in effect at the close of business on such date.



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